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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ____________________________

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2004


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                     33-66342                   34-1744334
(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)              File Number)             Identification No.)

1925 ENTERPRISE PARKWAY
TWISNBURG, OHIO                                                 44087
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:         (330) 486-3100


                                 Not Applicable
         (Former name or former address, if changed since last report.)







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 15, 2004, Cole National Corporation, the parent corporation of Cole National Group, Inc., issued a press release attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Exhibits. The following exhibits are filed as part of this report:

                             2.1 Amendment No. 2 to Agreement and Plan of Merger, dated as of July 14, 2004, by and among Cole National Corporation, Luxottica Group S.p.A and Colorado Acquisition Corp.

                             99.1 Press release of Cole National Corporation,
                                  dated July 15, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COLE NATIONAL GROUP, INC.

                                      By: /s/ Lawrence E. Hyatt
                                          -------------------------------------
                                          Name: Lawrence E. Hyatt
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Date: July 15, 2004




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1 Amendment No. 2 and Plan of Merger, dated as of July 14, 2004, by and among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp.

99.1              Press release of Cole National Corporation, dated July 15,
                  2004.







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